EXHIBIT 4.29

                    Agency Agreement dated September 26, 2005

                                     between

                        Canaccord Capital Corporation and

                             Centrasia Mining Corp.




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                 AGENCY OFFERING AGREEMENT - SHORT FORM (UNITS)

THIS AGREEMENT dated for reference September 26, 2005 is made

BETWEEN

                  CENTRASIAMINING   CORP.,   1305-1090   West  Georgia   Street,
                  Vancouver, British Columbia, V6E 3V7

                                                                 (the "Issuer");

AND

                  CANACCORDCAPITAL   CORPORATION,   2200-609  Granville  Street,
                  Vancouver, British Columbia, V7Y 1H2

                                                                  (the "Agent").

WHEREAS:

A. The Issuer wishes to raise money for the purposes set forth in its Short Form, which is to be filed with the TSX Venture Exchange Inc., by offering for sale certain of its securities; and

B. The Issuer wishes to appoint the Agent to distribute those securities and the Agent is willing to accept the appointment on the terms and conditions of this Agreement;

THE PARTIES to this Agreement therefore agree:

1.       DEFINITIONS

In this Agreement, including the recitals above, the following terms have the following meanings:

         (a) "Agent's Option" means the option to purchase Agent's Option Units of the Issuer to be issued to the Agent as part of the Agent's compensation;

         (b) "Agent's Option Units" means the units which may be issued to the Agent on exercise of the Agent's Option;

         (c) "Agent's Option Warrants" means the non-transferable warrants of the Issuer which will be issued as part of the Agent's
                  Option Units and which have the terms provided in this Agreement and the certificates representing such share purchase warrants;

         (d) "Agent's Option Shares" means the previous unissued common shares of the Issuer which will be issued as part of the Agent's Option Units and which have the terms provided in this Agreement and the certificates representing such shares;

         (e) "Agent's Option Warrant Shares" means the previous unissued common shares of the Issuer which will be issued as part of the Agent's Option Warrants and which have the terms provided in this Agreement and the certificates representing such shares;

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                                      -2-

         (f) "Agent's Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which may be issued as part of the Agent's Units, if applicable;

         (g) "Agent's Warrants" means the non-transferable warrants of the Issuer that may be issued as part of the Agent's Units or as part of the Agent's compensation, if applicable;

         (h) "Agent's Warrant Shares" means common shares in the capital of the Issuer that may be issued on exercise of the Agent's Warrants, if applicable;

         (i) "Agent's Units" means the units which may be issued to the Agent, at the Agent's election, in partial payment of the Agent's Commission which will have the same terms as the Units, if applicable;

         (j)      "AIF" has the meaning defined in the NI 45-106;

         (k) "Applicable Legislation" means the securities acts or comparable legislation in each of the Selling Jurisdictions, the regulations and rules made under that legislation, and all administrative policy statements, blanket orders, notices, directions, instruments and rulings issued by the Commissions;

         (l) "Certificates" means the certificates representing the Shares and Warrants forming part of the Units in the names and denominations reasonably requested by the Agent and the certificates representing the Agent's Shares, the Agent's
                  Warrants,  the  Agent's  Option  Shares,  the  Agent's  Option
                  Warrants, the Corporate Finance Shares and the Corporate Finance Warrants;

         (m) "Certification Date" means the date that the Agent signs the agent's certificate in the Short Form;

         (n) "Closing" means the completion of the purchase and sale and the issuance by the Issuer of the Units;

         (o) "Closing Day" means the fifth business day after the Offering Day or such other day as the parties may agree;

         (p) "Commissions" means the securities commissions in each of the Selling Jurisdictions;

         (q) "Continuous Disclosure Record" means all documents that the Issuer is required to and has filed with the Commissions in each of the Selling Jurisdictions in which the Issuer is a reporting issuer, including without limitation annual and interim financial statements, annual and quarterly reports, annual information forms, press releases, material change reports and technical reports;

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                                      -3-



         (r) "Corporate Finance Fee" means the fee to be paid to the Agent by the Issuer in consideration of corporate finance and related services provided by the Agent;

         (s) "Corporate Finance Shares" means the previously unissued common shares of the Issuer which will be issued as part of the Corporate Finance Units;

         (t) "Corporate Finance Units" means the units of the Issuer to be issued to the Agent by the Issuer as part of the Corporate Finance Fee;

         (u) "Corporate Finance Warrants" means the share purchase warrants of the Issuer which will be issued as part of the Corporate Finance Units and which have the terms provided in this
                  Agreement and the certificates representing such share purchase warrants;

         (v) "Corporate Finance Warrant Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Corporate Finance Warrants;

         (w) "Distribution" means the issue of the Securities pursuant to this Agreement;

         (x) "Effective Date" means the date on which a notice accepting the Short Form is issued by the Exchange;

         (y)      "Exchange" means the TSX Venture Exchange Inc.;

         (z) "Exchange Policy" means a policy contained in the Exchange's Corporate Finance Manual;

         (aa)     "Exercise Price" means $0.78 per Warrant Share;

         (bb)     "Gross Proceeds" has the meaning defined in the NI 45-106;

         (cc)     "Listed Security" has the meaning defined in the NI 45-106;

         (dd) "Material Change" has the meaning defined in the Applicable Legislation;

         (ee) "Material Fact" has the meaning defined in the Applicable Legislation;

         (ff) "Misrepresentation" has the meaning defined in the Applicable Legislation;

         (gg) "NI 45-102" means National Instrument 45-102 or any successor instrument;

         (hh) "NI 45-106" means National Instrument 45-106 and any successor instrument;

         (ii)     "News Release" means a news release announcing the Offering;

         (jj)     "Offering"  means the  offering  of the Units  under the Short
                  Form;

         (kk) "Offering Day" means the day chosen by the Agent to contract the purchases of Units by the purchasers;


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         (ll)     "Offered Securities" means the Units, Shares, Warrants and any
                  Warrant Shares;

         (mm)     "Offering Price" means $0.65 per Unit;

         (nn) "Prior Offering" means a distribution of securities by the Issuer under a Short Form that was completed during the 12 month period immediately preceding the date of the Short Form contemplated under this Agreement;

         (oo)     "Proceeds" means the gross proceeds of the Offering, less:

                  (i)      the Agent's Commission which is payable in cash;

                  (ii)     the Administration Fee;

                  (iii) the expenses of the Agent in connection with the Offering which have not been paid by the Issuer;

                  (iv) any amount held back by the Agent in connection with further expenses related to the Offering; and

                  (v)      any amount already received by the Issuer;

         (pp)     "Regulatory   Authorities"   means  the  Commissions  and  the
                  Exchange;

         (qq) "Securities" means the Offered Securities, the Agents Units, the Agent's Shares, the Agent's Warrants, the Agent's Warrant Shares, the Agent's Option, the Agent's Option Shares, the Agent's Option Warrants, the Agent's Option Warrant Shares, the Corporate Finance Units, the Corporate Finance Shares, the Corporate Finance Warrants and the Corporate Finance Warrant Shares;

         (rr) "Selling Jurisdictions" means the provincial and territorial jurisdictions of Canada with the exception of Ontario;

         (ss) "Share" means a previously unissued common share in the capital of the Issuer, as presently constituted, which will be issued as part of a Unit, to be distributed under the Short Form;

         (tt) "Short Form" means a short form offering document prepared in accordance with the Short Form Policy, including all documents incorporated by reference therein and any Subsequently Triggered Reports;

         (uu)     "Short  Form  Policy"  means  Exchange  Policy  No. 4.6 or any
                  successor   policy,   and  any  amendments   thereto  made  in
                  accordance with NI 45-106;

         (vv) "Subsequently Triggered Report" means a material change report required to be filed with the Commissions no later than 10 days after a Material Change, as a result of a Material Change that occurs after the date the Short Form is certified but before the purchaser enters into an agreement of purchase and sale;

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                                      -5-


         (ww) "Units" means the minimum of 2,307,692 units and the maximum of 3,076,923 units, each unit comprised of one Share and one Warrant, to be distributed under the Short Form;

         (xx) "Warrants" means the transferable share purchase warrants of the Issuer which will be issued as part of the Units and which have the terms provided in this Agreement and the certificates representing such share purchase warrants; and

         (yy) "Warrant Shares" means the previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Warrants.

2.       APPOINTMENT OF AGENT

The Issuer appoints the Agent as its exclusive agent and the Agent accepts the appointment and will act as the exclusive agent of the Issuer to offer the Units for sale under the Short Form at the Offering Price on a commercially reasonable efforts basis.

3.       FILING OF SHORT FORM

3.1 The Issuer will cause the Short Form to be filed with the Exchange within two days of the day the News Release is issued (unless it receives an extension from the Exchange to file it at a later date), will deliver all necessary copies of the Short Form to the Exchange and will use its best efforts to have the Short Form accepted by the Exchange.

3.2 The Issuer will provide the Agent with as many copies of the Short Form as the Agent reasonably requests.

3.3 The Issuer will file the Short Form and any Subsequently Triggered Report with all Commissions with which it must file such document in accordance with NI 45-106.

3.4 Delivery of the Short Form and any Subsequently Triggered Report shall constitute a representation and warranty by the Issuer to the Agent that all information and statements (except information and statements supplied by and relating solely to the Agent) contained in the Short Form, including all documents incorporated by reference and any Subsequent Triggered Report, are true and correct in all material respects at the time of delivery thereof and contain no Misrepresentations and constitute full, true and plain disclosure of all Material Facts relating to the Issuer and the Securities and that no Material Fact or material information has been omitted therefrom (except facts or information supplied and relating solely to the Agent) which is required to be stated therein or is necessary to make statements of information contained therein not misleading in light of the circumstances under which they were made. Such delivery shall also constitute the Issuer's consent to the Agent's use of the Short Form, any Subsequently Triggered Reports and any other documents supplied to the Agent by the Issuer for the purpose of the sale of Units in the Selling Jurisdictions in compliance herewith.

4.       CONDUCT OF THE OFFERING

4.1 Prior to the Closing Day, the Issuer will make application to list the Shares, the Warrants, the Warrant Shares, the Agent's Shares, the Agent's Warrants, the Agent's Warrant Shares, the Corporate Finance Shares, the Corporate Finance Warrant Shares, the Agent's Option Shares, the Agent's Option

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                                      -6-


Warrants and the Agent's Option Warrant Shares on the Exchange and conditional approval of such application must be obtained from the Exchange prior to Closing such that the Shares, the Warrants, the Warrant Shares, the Agent's Shares, the Agent's Warrants, the Agent's Warrant Shares, the Corporate Finance Shares, the Corporate Finance Warrants, the Corporate Finance Warrant Shares, the Agent's Option Shares, the Agent's Option Warrants and the Agent's Option Warrant Shares are listed and posted for trading upon issuance.

4.2 The Offering Day will be on or before that day which falls 60 days from the Effective Date.

4.3 The Offering will be made in accordance with the Short Form Policy and other applicable rules and policies of the Exchange.

4.4 The Agent will advise the Issuer in writing when the distribution of the Units under the Short Form is complete, and will provide the Exchange with a list of purchasers as required by the Short Form Policy.

5.       OFFERING RESTRICTIONS

5.1      The Agent will not knowingly sell more than:

         (a)      20% of the Units to any one purchaser; and

         (b) an aggregate of 50% of the Units where such Units would be subject to a four month hold in accordance with NI 45-106.

5.2 The Agent will only sell Units to persons who represent themselves as being resident in one of the Selling Jurisdictions or such other jurisdictions where the Units may lawfully be offered for sale.

6.       OPINIONS AND CERTIFICATES

6.1 On the Effective Date, the Issuer will deliver the following documents to the Agent and its counsel in form and substance acceptable to them:

         (a) a copy of the Exchange's letter evidencing acceptance of the Short Form for filing;

         (b) an opinion of counsel for the Issuer, dated as of the Effective Date and addressed to the Agent and its counsel, relating to any legal matter in connection with the creation, issuance and sale of the Securities for which the Agent may reasonably request an opinion (the "Legal Opinion");

         (c) a certificate of the Issuer, dated as of the Effective Date and signed by two officers of the Issuer, one of whom shall be the president of the Issuer or another officer approved by the Agent, certifying certain facts relating to the Issuer and its affairs (the "Officers' Certificate"); and


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                                      -7-


         (d)      any  other  certificates,   comfort  letters  or  opinions  in
                  connection with any matter related to the Offering which are reasonably requested by the Agent or its counsel.

6.2 On the Closing the Issuer will provide the Agent and its counsel with the Legal Opinion and the Officer's Certificate updated to the Closing.

7.       AGENT'S COMPENSATION

7.1 In consideration of the services performed by the Agent under this Agreement, the Issuer will:

         (a) pay the Agent a commission of 7.5% of the Offering Price per Unit sold whether purchased by the Agent for its own account or for its clients or purchased by other members of the Exchange for their own accounts or for their clients, in lawful Canadian currency; or, at the election of the Agent, 7.5% payable by the issuance of up to 230,769 Agent's Units at a deemed price of $0.65 per Unit (the "Agent's Commission"); and

         (b) issue an Agent's Option to the Agent or to members of its selling group as directed by the Agent entitling the Agent to purchase Agent's Option Units in an amount equal to 10% of the Units sold.

7.2 In connection with the Offering, the Issuer agrees to pay a Corporate Finance Fee to the Agent by the issuance of 100,000 Corporate Finance Units to the Agent on Closing.

7.3      Each  Agent's  Unit will  consist of one Agent's  Share and one Agent's
Warrant.

7.4 The Agent's Warrants will be represented by certificates, and will be non-transferable except as permitted by Applicable Legislation and any order granted by the Commissions.

7.5 Two Agent's Warrants will entitle the holder to purchase one common share of the Issuer. The right to purchase Agent's Warrant Shares may be exercised at any time up to the close of business 18 months from the Closing Day, at the Exercise Price.

7.6 Each Corporate Finance Unit will be comprised of one Corporate Finance Share and one Corporate Finance Warrant.

7.7 Each two Corporate Finance Warrants will entitle the holder to purchase one Corporate Finance Warrant Share. The right to purchase Corporate Finance Warrant Shares may be exercised at any time up to the close of business 18 months from the Closing Day, at the Exercise Price.

7.8 One Agent's Option will entitle the holder to purchase one Agent's Option Unit of the Issuer. The right to purchase Agent's Option Units may be exercised at any time up to the close of business 18 months from the Closing Day, at a price of $0.72 per Agent's Option Unit.

7.9 Each Agent's Option Unit will consist of one Agent's Option Share and one Agent's Option Warrant.



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                                      -8-


7.10 Each two Agent's Option Warrants will entitle the holder to purchase one Agent's Option Warrant Share at any time within 18 months from Closing, at the Exercise Price.

7.11 The Agent's Option Warrant and the Corporate Finance Warrants will be represented by certificates, and will be non-transferable except as permitted by Applicable Legislation and any order granted by the Commissions.

7.12 The terms governing the Agent's Units, the Agent's Option, the Agent's Option Units and the Corporate Finance Units will include, among other things, provisions for the appropriate adjustment in the class, number and price of the Agent's Shares, Agent's Option Shares, the Agent's Option Warrant Shares and Corporate Finance Shares upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the shares, the payment of stock dividends or the amalgamation of the Issuer.

7.13 The issue of the Agent's Option Warrants and Corporate Finance Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Agent's Option Warrants and Corporate Finance Warrants may be exercised.

7.14 The Issuer agrees not to place a U.S. securities law restrictive legend on the certificates representing the Agent's Option, the Agent's Option Shares, the Agent's Option Warrants and the Agent's Option Warrant Share, the Corporate Finance Units, the Corporate Finance Shares, the Corporate Finance Warrants or the Corporate Finance Warrant Shares.

7.15 In consideration of the Agent's services in connection with the coordination and review of the Offering and the Short Form, the Issuer will pay the Agent, on completion or cancellation of the Offering, a fee (the "Administration Fee"), in the amount of $7,500.

7.16 In the event the Agent is willing to proceed with the Offering but the Issuer precludes the Agent from completing the Offering, notwithstanding anything else in this Agreement, the Administration Fee and Corporate Finance Units shall be paid and issued to the Agent.

8.       WARRANTS

8.1 The Warrants will be transferable and registered in accordance with the instructions of the Agent.

8.2 One Warrant will be issued and delivered for each Unit of the Issuer offered and purchased under the Short Form.

8.3 The Warrants may be exercised at any time up to the close of business 18 months from the Closing Day.

8.4 Two Warrants will entitle the holder to purchase one additional previously unissued common share of the Issuer at the Exercise Price.

8.5 The terms governing the Warrants will include, among other things, provisions for the appropriate adjustment in the class, number and price of the common shares of the Issuer issuable under the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends or the amalgamation of the Issuer.


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                                      -9-


8.6      The Issuer  will apply to have the  Warrants  listed for trading on the
Exchange,   subject  to  meeting  all  listing  requirements  including  minimum prescribed distribution requirements.

9.       MINIMUM SUBSCRIPTION

9.1      The Offering is subject to a minimum subscription of 2,307,692 Units.

9.2 All funds received by the Agent for subscription will be held in trust by the Agent until the minimum subscription has been obtained.

9.3 Notwithstanding any other term of this Agreement, all subscription funds received by the Agent will be returned to the subscribers without deduction if the minimum subscription is not obtained by 5:00 p.m. on the Offering Day.

10.      CLOSING

10.1     The Closing will take place on the Closing Day.

10.2 On Closing, the Issuer will deliver the Certificates to the Agent against payment of the Proceeds.

10.3 If the Issuer has satisfied all of its obligations under this Agreement, on Closing, the Agent will pay the Proceeds to the Issuer, against delivery of the Certificates.

10.4     The Issuer will endorse the Certificates representing:

         (a) Units sold to any purchaser that, at the time the Units are acquired, is:

                  (i)      an insider;

                  (ii)     a promoter of the Issuer;

                  (iii)    an underwriter of the Issuer; or

                  (iv)     a member of the underwriter's professional group;

         (b)      that  portion  of  the  Units  sold  to  purchasers   with  an
                  acquisition cost exceeding $40,000; and

         (c) the Agent's Units, the Agent's Shares, the Agent's Warrant Shares, Agent's Option, the Agent's Option Shares, the Agent's Option Warrants, the Agent's Option Warrant Shares, the Corporate Finance Units, the Corporate Finance Shares, the Corporate Finance Warrants and the Corporate Finance Warrant Shares;

with the following statements:


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                                      -10-


                  (i) "Unless permitted under securities legislation, the holder of this security must not trade the security before [insert the date that is four months and a day after the Distribution date]"; and

                  (ii) "Without prior approval of the Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [insert the date following the fourth month after the Distribution date]".

10.5 The obligation of the Agent to pay the Proceeds to the Issuer shall be subject to the following conditions precedent:

         (a) the Issuer shall have performed or complied with each covenant and obligation herein provided on its part to be performed or complied with;

         (b)      each  of the  representations  and  warranties  of the  Issuer
                  herein  shall   continue  to  be  true,   and  the   Officers'
                  Certificate shall contain certification to that effect;

         (c) the Issuer shall have, to the satisfaction of the Agent's counsel, taken or caused to be taken all steps and proceedings which may be requisite under the Applicable Legislation to qualify the Distribution on a basis exempt from the prospectus requirement of the Applicable Legislation, including the filing and the obtaining of acceptance for the Short Form; and

         (d) the Shares, Warrants, the Agent's Shares, the Agent's Warrants, the Agent's Option Shares, the Agent's Option Warrants, the Agent's Option Warrant Shares, the Corporate Finance Shares and the Corporate Finance Warrants will be listed on the Exchange as of the Closing Day or as soon as possible thereafter.

10.6 The Issuer will file a report of the Distribution with the Commissions in the form required by the Applicable Legislation within 10 days of the completion of the purchase and sale of the Units.

11.      MATERIAL CHANGES

11.1 If, after the Certification Date and before the Closing, a Material Change occurs in the affairs of the Issuer, the Issuer will:

         (a)      notify  the  Agent   immediately,   in   writing,   with  full
                  particulars of the Material Change;

         (b)      forthwith  disseminate a news release  describing the Material
                  Change;

         (c) file with the Regulatory Authorities as soon as practicable, and in any event no later than 10 days after the change occurs, a Subsequently Triggered Report and any other relevant material disclosing the Material Change; and


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                                      -11-


         (d) provide as many copies of the news release and Subsequently Triggered Report to the Agent as the Agent may reasonably request.

11.2 The Issuer shall in good faith discuss with the Agent any fact or change in circumstances (actual and anticipated, contemplated or threatened, whether financial or otherwise) which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Agent pursuant to the previous Subsection.

11.3 The Agent will deliver to the purchasers under the Offering on behalf of the Issuer a copy of each Subsequently Triggered Report provided to it by the Issuer under this Section.

12.      TERMINATION

12.1 The Agent may terminate its obligations under this Agreement by notice in writing to the Issuer at any time before the Closing if:

         (a) there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets or the business of the Issuer or any subsidiary of the Issuer or the ability of the Agent to perform its obligations under this Agreement or an investor's decision to purchase Units;

         (b) an adverse Material Change or change in a Material Fact relating to any of the Securities occurs or is announced by the Issuer;

         (c) following a consideration of the history, business, products, property or affairs of the Issuer or its principals and promoters, or the state of the financial markets in general, or the state of the market for the Issuer's securities in particular, or the possibility of investors exercising their statutory rights to withdraw from a purchase of the Issuer's securities, the Agent determines, in its discretion, that it is not in the interest of investors to complete the Offering;

         (d) the Securities cannot, in the opinion of the Agent, be profitably marketed due to the state of the financial markets, or the market for the Units in particular;

         (e) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors or officers or promoters, is commenced or threatened by an officer or official of any competent authority; or

         (f) the Agent is not satisfied, in its sole discretion, with the results of its due diligence review.

12.2 The Agent may terminate its obligations under this Agreement at any time if:

         (a) any order to cease trading in the securities of the Issuer is made by a competent regulatory authority and that order is still in effect;

         (b)      the Issuer is in breach of any term of this Agreement; or

         (c) the Agent determines that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.

12.3 If the Agent exercises its right to terminate this Agreement, then the Issuer will immediately issue a press release setting out particulars of the termination.

12.4 The Agent may terminate its obligations under this Agreement if the Exchange does not accept the Short Form for filing within 120 days of the reference date of this Agreement.

13.      WARRANTIES AND REPRESENTATIONS

13.1     The Issuer warrants and represents to the Agent that:

         (a) the Issuer and its material subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

         (b) the Issuer and its subsidiaries, if any, are duly registered and licensed to carry on business or own property in the jurisdictions in which they carry on business or own property where so required by the laws of that jurisdiction;

         (c) the authorized and issued capital of the Issuer is as disclosed in the Short Form and the issued and outstanding common shares of the Issuer are fully paid and non-assessable;

         (d) the Issuer will reserve or set aside sufficient common shares in its treasury to issue the Shares, Warrant Shares, Agent's Shares, Agent's Warrant Shares, Corporate Finance Shares, Corporate Finance Warrant Shares, Agent's Option Shares and Agent's Option Warrant Shares;

         (e) except as disclosed in the Short Form, the Issuer is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Short Form and the documents incorporated therein by reference, all agreements by which the Issuer holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

         (f) the Short Form and the documents incorporated therein by reference, will contain full, true and plain disclosure of all Material Facts in relation to the Issuer, its subsidiaries, if any, its business and its securities, will contain no Misrepresentations, will be accurate in all material respects and will omit no fact, the omission of which will make such representations misleading or incorrect;

         (g) the financial statements of the Issuer incorporated by reference in the Short Form have been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer and its subsidiaries, if any, as at the date of the financial statements and there have been no adverse material changes in the financial position of the Issuer since that date, except as fully and plainly disclosed in the Short Form;

         (h) the Issuer has complied and will comply fully with the requirements of all applicable laws and administrative policies and directions, including, without limitation, the Applicable Legislation and applicable corporate legislation in relation to the issue and trading of its securities and in all matters relating to the Offering;

         (i) the issue and sale of the Securities by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

         (j) except as disclosed in the Short Form, neither the Issuer or its subsidiaries, if any, is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and no such actions, suits or proceedings are contemplated or have been threatened;

         (k) there are no judgments against the Issuer or any of its subsidiaries, if any, which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or any of its subsidiaries, if any, is subject;

         (l) this Agreement has been duly authorized by all necessary corporate action on the part of the Issuer and the Issuer has full corporate power and authority to undertake the Offering;

         (m) there is not presently, and will not be until the conclusion of the Distribution, any Material Change or change in any Material Fact relating to the Issuer which has not been or will not be fully disclosed in the Short Form or a Subsequently Triggered Report filed and delivered in accordance with this Agreement;

         (n) the Issuer has filed on a timely basis and will have on the Closing filed all documents required to be filed under the continuous disclosure parts of the Applicable Legislation, and each of the documents comprising the Continuous Disclosure Record contained a complete and accurate description of its subject matter at the time of its filing;

         (o)      the  Issuer is not in default  of any of the  requirements  of
                  Applicable   Legislation,   the  rules  and  policies  of  the
                  Exchange, or its Listing Agreement with the Exchange;

         (p) the Issuer is an electronic filer under National Instrument 13-101 System for Electronic Analysis and Retrieval (SEDAR);

         (q) the Issuer has filed all documents required to be filed under the Applicable Legislation in each jurisdiction in which it is a reporting issuer, and it has filed an AIF in a jurisdiction in Canada;

         (r) the common shares of the Issuer are listed for trading on the Exchange and no order ceasing, halting or suspending trading in securities of the Issuer or prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

         (s)      the Gross Proceeds of the Offering,  when  aggregated with the
                  Gross   Proceeds  from  Prior   Offerings,   will  not  exceed
                  $2,000,000;

         (t) the number of common shares to be issued under the Short Form, when added to the number of Listed Securities of the same class distributed under Prior Offerings, will exceed neither:

                  (i)      the   number  of   securities   of  the  same   class
                           outstanding immediately before the Issuer distributes securities under the Short Form; nor

                  (ii)     the   number  of   securities   of  the  same   class
                           outstanding immediately before a Prior Offering;

         (u) except as disclosed in the Short Form or any Subsequently Triggered Report and the documents incorporated therein by reference, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Issuer or its subsidiaries, if any, or any other security convertible into or exchangeable for any such shares, or to require the Issuer or its subsidiaries, if any, to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

         (v) the Issuer and its subsidiaries, if any, have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

         (w) the Issuer and its subsidiaries, if any, have established on their books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer or its subsidiaries, if any, which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer or its subsidiaries, if any;

         (x) the Issuer owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and other intellectual property necessary for the business of the Issuer now conducted and proposed to be conducted, without any conflict with or infringement of the rights of others. The Issuer has received no communication alleging that the Issuer has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Neither the execution or delivery of this Agreement nor the carrying on of the business of the Issuer by the employees of the Issuer, nor the conduct of the business of the Issuer will conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated;

         (y) other than the Agent, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein; and

         (z) the warranties and representations in this Subsection are true and will remain so as of the Closing.

13.2     The Agent warrants and represents to the Issuer that:

         (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated, continued or amalgamated;

         (b) it has appropriate registration to sell the securities on the basis provided in this Agreement;

         (c)      it is a member in good standing of the Exchange; and

         (d) the warranties and representations in this Subsection are true and will remain so as of the Closing.

14.      EXPENSES OF AGENT

14.1 The Issuer will pay all of the expenses of the Offering and all the expenses reasonably incurred by the Agent in connection with the Offering including, without limitation, the fees and expenses of the solicitors for the Agent.

14.2 The Issuer will pay the expenses referred to in the previous Subsection even if the Short Form and this Agreement are not accepted by the Exchange or the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agent.

14.3 The Agent may, from time to time, render accounts to the Issuer for its expenses for payment on or before the dates set out in the accounts.

14.4 The Issuer authorizes the Agent to deduct its reasonable expenses in connection with the Offering from the proceeds of the Offering.

15.      INDEMNITY

15.1 The Issuer will indemnify the Agent and each of the Agent's agents, directors, officers and employees (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

         (a) existing (or alleged to exist) by reason of untrue statements contained in the Short Form or other written or oral representation made by the Issuer to an investor in connection with the Offering or by reason of the omission to state in the Short Form any fact necessary to make such statements or representation not misleading (except for information and statements supplied by and referring solely to the Agent);

         (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation or omission exists (except for information and statements supplied by and referring solely to the Agent) including, without limitation, an order that trading in or distribution of the Securities is to cease;

         (c) resulting from the failure by the Issuer to file with the Regulatory Authorities or deliver to the Agent a Subsequently Triggered Report as required by this Agreement;

         (d) resulting from the breach by the Issuer of any of the terms of this Agreement;

         (e) resulting from any representation or warranty made by the Issuer herein not being true or ceasing to be true;

         (f) if the Issuer fails to issue and deliver the certificates representing the Securities in the form and denominations satisfactory to the Agent at the time and place required by the Agent with the result that any completion of a sale of the Securities does not take place; or

         (g) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale unless that determination arises out of an act or omission by the Agent.

15.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Parties will promptly notify the Issuer in writing.

15.3 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

15.4 The Indemnified Parties will have the right to employ separate counsel, and the Issuer will pay the reasonable fees and expenses of such counsel.

15.5 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Parties from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

15.6 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent Misrepresentation will be entitled to contribution from any person who is not found liable for such fraudulent Misrepresentation.

15.7 To the extent that any Indemnified Party is not a party to this Agreement, the Agent will obtain and hold the right and benefit of this Section in trust for and on behalf of such Indemnified Party.

16.      RIGHT OF FIRST REFUSAL

16.1 The Issuer will notify the Agent of the terms of any further brokered equity (or securities convertible into equity) financing that it requires or proposes to obtain during the 12 months following the Closing and the Agent will have the right of first refusal to provide any such financing.

16.2 The right of first refusal must be exercised by the Agent within 15 days following the receipt of the notice by notifying the Issuer that it will provide such financing on the terms set out in the notice.

16.3 If the Agent fails to give notice within the 15 days that it will provide such financing upon the terms set out in the notice, the Issuer will then be free to make other arrangements to obtain financing from another source on the same terms or on terms no less favourable to the Issuer, subject to obtaining the acceptance of the Regulatory Authorities.

16.4 The right of first refusal will not terminate if, on receipt of any notice from the Issuer under this Section, the Agent fails to exercise the right.

16.5 The right of first refusal granted under this Section will terminate if the Offering is not made by the Agent within the period provided in this Agreement.

17.      ASSIGNMENT AND SELLING GROUP PARTICIPATION

17.1 The Agent will not assign this Agreement or any of its rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agent has obtained the consent of the Issuer and notice has been given to and accepted by the Regulatory Authorities.

17.2 The Agent may offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investments dealers, who may or who may not be offered part of the commissions or warrants to be received by the Agent pursuant to this Agreement.

18.      NOTICE

18.1 Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

18.2 If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

18.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

18.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by facsimile transmission or will be delivered.

19.      TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the INTERPRETATION ACT (British Columbia).

20.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, covenants and indemnities of the parties contained in this Agreement will survive the closing of the purchase and sale of the Securities.

21.      LANGUAGE

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, feminine or the body corporate where required by the context.

22.      ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

23.      HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

24.      LAW

This Agreement and its application and interpretation will be governed exclusively by the laws prevailing in British Columbia. The parties to this Agreement consent to the jurisdiction of the courts of British Columbia, which courts shall have exclusive jurisdiction over any dispute of any kind arising out of or in connection with this Agreement.

25.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and supersedes any other previous agreement between the parties with respect to the Offering and there are no other terms, conditions, representations or warranties whether express, implied, oral or written by the Issuer or the Agent.

26.      COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

This document was executed and delivered as of the date given above.


                                    CENTRASIA MINING CORP.

                                    Per:  /s/ Nick DeMare
                                          --------------------------------------
                                          Authorized Signatory

                                    Per:  /s/ James Harris
                                          --------------------------------------
                                          Authorized Signatory


                         c/s    CANACCORD CAPITAL CORPORATION

                                    Per:  /s/ Peter Brown
                                          --------------------------------------
                                          Authorized Signatory

                                    Per:  /s/ David Horton
                                          --------------------------------------
                                          Authorized Signatory

                                      I/We  have  the   authority  to  bind  the
                                      corporation